FIFTH AMENDMENT OF
                                CREDIT AGREEMENT


         THIS FIFTH AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 22, 1995, by and among E&B MARINE INC., a Delaware corporation, CENTRAL MARINE SUPPLY INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a Maryland corporation, E&B MARINE SUPPLY (FLORIDA) INC., a Delaware corporation, JAMES BLISS & CO., INC., a Massachusetts corporation, GOLDBERGS' MARINE DISTRIBUTORS, INC., a Delaware corporation, SEA RANGER MARINE INC., a Delaware corporation and KRISTA CORPORATION, a Delaware corporation (collectively, the "COMPANIES"; individually, a "COMPANY"), and UNITED JERSEY BANK (successor in interest to United Jersey Bank/Central, N.A.) (the "BANK").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  A. The Companies and the Bank entered into a Credit Agreement dated as of June 6, 1994, as amended by the First Amendment of Credit Agreement, Security Agreement and Pledge Agreement dated as of September 12, 1994, the Second Amendment of Credit Agreement dated as of March 8, 1995 (the "SECOND AMENDMENT"), the Third Amendment of Credit Agreement dated as of October 27, 1995 and a letter agreement dated November 13, 1995 (collectively, and as further amended, supplemented or otherwise modified, the "CREDIT AGREEMENT");

                  B. Pursuant to the Credit Agreement, the Bank (i) made a term loan to the Companies in the principal amount of $3,500,000, (ii) made an additional term loan to the Companies in the aggregate principal amount of $1,850,000 in accordance with a term loan commitment in the principal amount of $2,500,000 made available to the Companies under the Second Amendment, (iii) agreed to make revolving credit loans to the Companies from time to time in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, and (iv) agreed to provide certain other financial accommodations to the Companies, all upon the terms and subject to the conditions set forth in the Credit Agreement;

                  C. The Companies have requested the Bank to (i) make an additional term loan to the Companies in the principal amount of $2,089,444.53, (ii) consolidate such additional term loan and the term loans previously made by the Bank to the Companies and, in connection therewith, conform and modify the terms of each term loan, (iii) increase the aggregate principal amount of the revolving credit loans at any one time outstanding from $15,000,000 to $17,000,000 and extend the maturity date thereof, and (iv) otherwise modify certain terms of the Credit Agreement, all as more specifically provided below in this Amendment; and

                  D. The Bank is willing to make the additional term loan to the Companies and to modify the loans previously made to the Companies and certain other terms of the Credit Agreement as requested by the Companies, all upon the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

         2. Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 1.  AMOUNT AND TERMS OF TERM LOAN
                               -----------------------------

                  1.1 TERM LOAN. The Bank made a term loan to the Companies on the Initial Funding Date in the principal amount of $3,500,000.00 (the "FIRST TERM LOAN"). The outstanding principal balance of the First Term Loan as of the Fifth Amendment Closing Date is $2,430,555.47. Pursuant to a term loan commitment made available to the Companies on March 8, 1995 in the principal amount of $2,500,000.00 (the "SECOND AMENDMENT COMMITMENT"), the Bank made a term loan to the Companies in the aggregate principal amount of $1,850,000.00 (the "SECOND TERM LOAN"). The outstanding principal balance of the Second Term Loan as of the Fifth Amendment Closing Date is $1,480,000.00. Subject to the terms and conditions hereof, the Bank agrees to make an additional term loan to the Companies on the Fifth Amendment Closing Date in the principal amount of $2,089,444.53 (the "THIRD TERM LOAN"). Upon the disbursement of the Third Term Loan to the Companies, the aggregate principal amount of the First Term Loan, the Second Term Loan and the Third Term Loan (collectively, the "TERM LOAN") shall be $6,000,000. The Second Amendment Commitment is hereby terminated.

                  1.2 AMENDED AND RESTATED TERM NOTE. The Term Loan made by the Bank to the Companies pursuant to this Agreement shall be evidenced by a promissory note of the Companies, substantially in the form of EXHIBIT A.2 hereto (the "AMENDED AND RESTATED TERM NOTE"), with appropriate insertions therein, payable to the order of the Bank and representing the joint and several obligation of each Company to pay the unpaid principal amount of the Term Loan, with interest thereon as prescribed in subsection 5.1. The Amended and Restated Term Note supersedes and replaces the Term Note dated June 6, 1994 in the original principal amount of $3,500,000, executed by the Companies in favor of the Bank, and the Second Term Note dated March 8, 1995, in the original principal amount of $2,500,000, executed by the Companies in favor of the Bank (collectively, the "EXISTING NOTES"). The Bank is hereby authorized to record the amount of the Term Loan and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Amended and Restated Term Note, and any such recordation shall constitute conclusive evidence of the accuracy of the information so recorded in the absence of manifest error, PROVIDED that failure by the Bank to make any such recordation on the Amended and Restated Term Note shall not affect any of the obligations of any Company under the Amended and Restated Term Note, this Agreement or any other Credit Document. The Amended and Restated Term Note shall (i) be dated the Fifth Amendment Closing Date and be effective as of the Closing Date, (ii) bear interest, payable as specified in subsection 5.1, for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the interest rate per annum specified in subsection 5.1,
         (iii) obligate each Company, jointly and severally, to make principal payments, payable in the amounts and on the dates specified in subsection 1.3 and (iv) be stated to mature on May 31, 1998. The original Existing Notes shall be returned to the Companies.

                  1.3 PRINCIPAL PAYMENTS. The Companies shall make installment payments to the Bank on account of the outstanding principal amount of the Term Loan on each of the dates set forth below in an amount set forth opposite the relevant date:

               PRINCIPAL PAYMENT DATE            AMOUNT
               ----------------------            ------

                  May 1, 1996                 $  150,000
                  June 1, 1996                   150,000
                  July 1, 1996                   150,000
                  August 1, 1996                 150,000
                  May 1, 1997                    400,000
                  June 1, 1997                   400,000
                  July 1, 1997                   400,000
                  August 1, 1997                 400,000
                  May 31, 1998                 3,800,000

Any portion of the principal amount of the Term Loan paid as required hereunder may not be reborrowed.

                  1.4 THIRD TERM LOAN DISBURSEMENT. Not later than 2:00 p.m. (eastern standard time) on the Fifth Amendment Closing Date, the Bank shall make the amount of the Third Term Loan available to the Companies by depositing the proceeds thereof in immediately available funds in the account of the Companies with the Bank.

                  1.5 USE OF PROCEEDS. The proceeds of the First Term Loan have been used to refinance prior Indebtedness of one or more of the Companies and the proceeds of the Second Term Loan have been used to finance the purchase and installation of leasehold improvements and the purchase of Inventory in connection with the opening of, or conversion of existing retail stores to, retail "super stores." The proceeds of the Third Term Loan shall be used to finance the Companies' purchase of Inventory and equipment for four new retail stores and additional Inventory for existing retail stores, subject to the other terms and conditions contained in this Agreement (including, without limitation, Section 9 hereof)."

         3. Subsection 2.1 of the Credit Agreement is hereby amended to increase the maximum amount of the Revolving Loans Commitment from $15,000,000 to $17,000,000 (as such amount is reduced from time to time pursuant to subsection 5.7 of the Credit Agreement).

         4. Clause (i) of paragraph 5.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(i) the Term Loan shall bear interest as follows: (A) from and including the Fifth Amendment Closing Date until December 31, 1997 at a variable rate per annum equal to 1 and 1/2% above the Floating Base Rate and (B) from and including January 1, 1998 until the Term Loan is paid in full at a variable rate per annum equal to 2% above the Floating Base Rate;"

         5. Subsection 5.2 of the Credit Agreement is hereby amended to add the following after paragraph 5.2(b) thereof:

                           "(c) The Companies shall pay to the Bank an annual facility fee in the amount of $5,000 until all of the Obligations are paid in full. The annual facility fee shall be paid on the last Business Day of the first month of each calendar year, commencing on January 31, 1996.

                           (d) If any Company receives any Net Proceeds from the sale or other disposition (whether by public offering or private placement) of any Capital Stock or debt securities of any Company in any transaction that occurs on or before December 31, 1997, then in addition to any obligations of the Companies under subsection 5.7, the Companies shall pay to the Bank a fee in an amount equal to 2% of the amount of any prepayment required to be made pursuant to subsection 5.7 as a result of such transaction (or the amount required to be deposited in a cash collateral account pursuant to subsection 5.7 as a result of such transaction, plus the amount of any Working Capital Letter of Credit Obligations respecting any Working Capital Letter of Credit replaced pursuant to subsection 5.7 as a result of such transaction). Nothing contained in this paragraph 5.2(d) shall be construed to permit any such transactions which are otherwise prohibited under any provision of this Agreement."

         6. Paragraph 5.6(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "(a) The Companies may at any time and from time to time prepay the Term Loan, in whole or in part, upon at least two Business Days' irrevocable notice to the Bank, which notice shall specify the date and amount of prepayment, PROVIDED that if any Company elects to prepay all or any part of the Term Loan on or before December 31, 1997, such prepayment shall be accompanied by a prepayment penalty in the amount of 1% of the principal amount prepaid. Notwithstanding the foregoing, if the Companies are obligated to pay a fee to the Bank in accordance with paragraph 5.2(d), then the Companies shall have no obligation to pay any prepayment penalty pursuant to this paragraph 5.6(a) as a result of a prepayment of the Term Loan with any Net Proceeds that are subject to the fee provided for under paragraph 5.2(d). Following December 31, 1997, any prepayment of all or any part of the Term Loan may be made without premium or penalty."

         7. Paragraph 5.6(c) of the Credit Agreement is hereby amended to delete(i) "or the Second Term Loan" after "Term Loan" in the eleventh line thereof and (ii) ", the Second Term Loan" after "Term Loan" in the fifteenth line thereof.

         8. The first sentence of paragraph 5.7(c) of the Credit Agreement is hereby amended and restated in its entirety as follows: "All mandatory prepayments pursuant to paragraphs 5.7(a) and (b) shall be applied FIRST to the installments of the Term Loan in the inverse order of their maturity, SECOND to the Revolving Loans, and THIRD to the installments of the Equipment Loans in the inverse order of maturity."

         9. The first sentence of paragraph 5.7(f) of the Credit Agreement is hereby amended and restated in its entirety as follows: "Each prepayment of the Loans pursuant to this subsection 5.7 shall be accompanied by payment in full of all accrued interest thereon to and including the date of such prepayment, together with any additional amounts owing pursuant to subsection
5.10 and, (1) in the case of the Term Loan, any fee relating to the Term Loan pursuant to paragraph 5.2(d), and (2) in the case of any Equipment Loan, any prepayment penalty relating to such Equipment Loan pursuant to paragraph 5.6(b)."

         10. Subsection 9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "9.1     FINANCIAL CONDITION COVENANTS.

                           (a) CURRENT RATIO. Permit the Current Ratio on the last day of any fiscal quarter of the Companies to be less than 1.25 to 1.0.

                           (b) CONSOLIDATED TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth as of the last day of each of the Companies' fiscal quarters set forth below to be less than the following:

                    FISCAL QUARTER              AMOUNT
                    --------------              ------

                  Fourth Quarter 1995         $ 8,500,000
                  First Quarter 1996            7,500,000
                  Second Quarter 1996          11,000,000
                  Third Quarter 1996           12,000,000
                  Fourth Quarter 1996          10,500,000
                  First Quarter 1997            9,000,000
                  Second Quarter 1997          13,200,000
                  Third Quarter 1997           13,900,000
                  Fourth Quarter 1997          12,800,000
                  First Quarter 1998           11,300,000

                           (c) DEBT SERVICE COVERAGE RATIO. Permit the Debt Service Coverage Ratio as of the last day of each of the Companies' fiscal quarters set forth below, for the four fiscal quarters then ended, to be less than the following:

                    FISCAL QUARTER              RATIO
                    --------------              -----

                  Fourth Quarter 1995         1.5 to 1.0
                  First Quarter 1996          1.3 to 1.0
                  Second Quarter 1996         1.3 to 1.0
                  Third Quarter 1996          1.3 to 1.0
                  Fourth Quarter 1996         1.3 to 1.0
                  First Quarter 1997          1.3 to 1.0
                  Second Quarter 1997         1.3 to 1.0
                  Third Quarter 1997          1.5 to 1.0
                  Fourth Quarter 1997         1.5 to 1.0
                  First Quarter 1998          1.5 to 1.0

                           (d)  CONSOLIDATED TOTAL LIABILITIES TO
         CONSOLIDATED TANGIBLE NET WORTH. Permit the ratio of (a) Consolidated Total Liabilities to (b) Consolidated Tangible Net Worth as of the last day of each of the Companies' fiscal quarters set forth below to be less than the following:

                    FISCAL QUARTER              RATIO
                    --------------              -----

                  Fourth Quarter 1995         4.5 to 1.0
                  First Quarter 1996          5.2 to 1.0
                  Second Quarter 1996         3.2 to 1.0
                  Third Quarter 1996          2.7 to 1.0
                  Fourth Quarter 1996         2.8 to 1.0
                  First Quarter 1997          4.9 to 1.0
                  Second Quarter 1997         2.9 to 1.0
                  Third Quarter 1997          2.5 to 1.0
                  Fourth Quarter 1997         2.6 to 1.0
                  First Quarter 1998          4.3 to 1.0"

         11. Subsection 9.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "9.8 CAPITAL EXPENDITURES. Directly or indirectly (by way of the acquisition of the securities of a Person or otherwise) make or commit to make any expenditures in respect of the purchase, Capital Lease or other acquisition of fixed or capital assets (exclusive of true operating leases respecting the premises leased by any Company), except for such expenditures which do not exceed, in the aggregate for all Companies at any time during each of the fiscal years of the Companies set forth below, the amount set forth opposite such fiscal year below:

                       FISCAL YEAR            AMOUNT
                       -----------            ------

                         1995               $3,000,000
                         1996                3,500,000
                         1997                4,500,000
                         1998                4,500,000

         PROVIDED that no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default will occur after giving effect to any such transaction."

         12. Subsection 9.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "9.19 ADDITIONAL STORES. Acquire or open additional retail stores, except that the Companies may open (but not acquire) not more than 10 additional retail stores for all of the Companies in the aggregate during each fiscal year of the Companies, PROVIDED that no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default will occur after giving effect to any such transaction."

         13. The definitions set forth in subsection 11.1 of the Credit Agreement are hereby amended as follows:

                  (a) The following definition is hereby added to subsection 11.1:

                           "'AMENDED AND RESTATED TERM NOTE':  as defined in
                  subsection 1.2."

                  (b) The definition of "BORROWING DATE" is hereby amended to delete "subsection 1.9," before "subsection 2.3" on the second line thereof.

                  (c) The definition of "COMMITMENTS" is hereby amended to delete "the Term Loan Commitment, the Second Term Loan Commitment," before "the Revolving Loans Commitment" on the second line thereof.

                  (d) The definition of "CONSOLIDATED EBIDA" is hereby deleted.

                  (e) The following definition is hereby added to subsection 11.1:

                           "'CONSOLIDATED EBITDA': for any fiscal period,
                  Consolidated Net Income for such period before deduction for
                  (i) Consolidated Interest Expense for such period and (ii) the aggregate amount of income tax expense, depreciation expense and amortization expense for each of the Companies for such period, all determined in accordance with GAAP."

                  (f) The definition of "DEBT SERVICE COVERAGE RATIO" is hereby amended and restated in its entirety as follows:

                           "'DEBT SERVICE COVERAGE RATIO':  at a particular
                  date, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense PLUS Consolidated CMLTD."

                  (g) The following definition is hereby added to subsection 11.1:

                           "'FIFTH AMENDMENT CLOSING DATE':  December 22,
                  1995."

                  (h) The definition of "INSTALLMENT PAYMENT DATES" is hereby amended and restated in its entirety as follows:

                           "'INSTALLMENT PAYMENT DATES':  with respect to
                  each Equipment Loan, the last day of each calendar month, commencing on the first such day to occur after such Equipment Loan is made."

                  (i) The definition of "INTEREST PAYMENT DATE" is hereby amended to delete ", the Second Term Loan" before "and the Revolving Loans" on the second line thereof.

                  (j) The definition of "LOANS" is hereby amended to delete "the Second Term Loan," before "the Revolving Loans" on the second line thereof.

                  (k) The definition of "NOTES" is hereby amended and restated in its entirety as follows:

                           "'NOTES':  the collective reference to the Amended
                  and Restated Term Note, the Revolving Note and the Equipment Notes."

                  (l) The definitions of "SECOND TERM LOAN", "SECOND TERM LOAN CLOSING DATE", "SECOND TERM LOAN COMMITMENT",
         "SECOND TERM LOAN MATURITY DATE", "SECOND TERM LOAN PERIOD" and "SECOND TERM NOTE" are hereby deleted.

                  (m)      The definition of "TERM NOTE" is hereby deleted.

                  (n) The following definition is hereby added to subsection 11.1:

                           "'THIRD TERM LOAN':  as defined in subsection
                  1.1."

                  (o) The definition of "WORKING CAPITAL TERMINATION DATE" is hereby amended to delete "April 30, 1997" and to add "May 31, 1998" in lieu thereof.

         14. Schedule IX to the Credit Agreement shall be amended and restated in its entirety in the form of SCHEDULE 1 hereto.

         15. Schedule I to the Credit Agreement and Schedules I and II to the Security Agreement shall be amended and restated in their entirety in the form of SCHEDULE 2 hereto.

         16. In order to induce the Bank to enter into this Amendment, each Company hereby represents and warrants to the Bank that:

                  (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof;

                  (b) each of the Credit Documents, after giving effect to this Amendment and the transactions contemplated hereby, continues to be in full force and effect and to constitute the legal, valid and binding obligation of each Company that is a party thereto, enforceable against each Company in accordance with its terms;

                  (c) the representations and warranties made by each Company in or pursuant to the Credit Documents, or which are contained in any certificate, document or financial or other written statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof as though made as of such date (unless any such representation or warranty speaks as of a particular date, in which case it shall be deemed repeated as of such date);

                  (d) when the Credit Agreement dated as of June 6, 1994 was executed, the Companies each contemplated that the amount of the Loans could be increased and that loans such as the Third Term Loan could be made, and that any such increase or additional loan, if made, would be secured by the Collateral;

                  (e) no Company has amended any of its Governing Documents subsequent to the Closing Date, except as set forth on
SCHEDULE 3 hereto; and

                  (f) the Inventory and Equipment (as defined in the Security Agreement) of each Company is kept at the locations for such Company set forth on SCHEDULE 2 hereto; when financing statements have been filed in the offices in the jurisdictions listed on SCHEDULE 2 hereto, the Security Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of each Company in the Collateral described therein, subject only to Permitted Liens.

         17. This Amendment shall become effective upon the satisfaction of the following conditions:

                  (a) the Bank shall have received a copy hereof, duly executed and delivered on behalf of each Company;

                  (b) the Bank shall have received the Amended and Restated Term Note, substantially in the form of EXHIBIT A.2 hereto, duly executed and delivered on behalf of each Company;

                  (c) the Bank shall have received the Third Amendment of Mortgage and Security Agreement, substantially in the form of EXHIBIT B hereto, duly executed and delivered by E & B Marine Supply, Inc., a New Jersey corporation (the "THIRD MORTGAGE AMENDMENT", and together with this Amendment and the Amended and Restated Term Note, the "AMENDMENT DOCUMENTS");

                  (d) the Bank shall have received favorable opinions, dated the Fifth Amendment Closing Date, of Haythe & Curley and Jamieson Moore Peskin & Spicer, counsel to the Companies, in form and content reasonably satisfactory to the Bank;

                  (e) the Bank shall have received an amendment fee in the amount of $60,000;

                  (f) the Bank shall have received a copy of the resolutions of the Board of Directors of each Company authorizing the execution, delivery and performance of each Amendment Document to which it is a party and the borrowings provided for herein certified by the Secretary or an Assistant Secretary of such Company, as of the Fifth Amendment Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the Fifth Amendment Closing Date;

                  (g)      the Bank shall have received a certificate of the

Secretary or an Assistant Secretary of each Company, dated the Fifth Amendment Closing Date, as to the incumbency and signature of each officer signing each of the Amendment Documents to which such Company is a party and any other certificate or other document to be delivered pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                  (h) the Bank shall have received a certificate of the Secretary or an Assistant Secretary of each Company, dated the Fifth Amendment Closing Date, certifying the Governing Documents of each Company;

                  (i) the Bank shall have received certificates attesting to the good standing of each Company certified as of a recent date by the Secretary of State of the State of incorporation of such Company and each State where such Company is qualified to do business as a foreign corporation;

                  (j) (1) financing statements required to be filed under any of the Security Documents in order to create, in favor of the Bank, a perfected Lien against the Collateral thereunder with respect to which a Lien may be perfected by a filing under the Uniform Commercial Code and not previously delivered to the Bank shall have been delivered to the Bank duly executed by each applicable Company and in proper form to be filed in each office in each jurisdiction required in order to create in favor of the Bank a perfected Lien on the respective Collateral described therein in the jurisdictions listed on SCHEDULE 2 hereto having the priority purported to be granted thereby; and (2) the Bank shall have received all necessary filing fees and all taxes or other expenses related to such filings;

                  (k) the Bank shall have received the results of recent searches, in form and substance reasonably satisfactory to the Bank and by a Person reasonably satisfactory to the Bank, of (i) Uniform Commercial Code filings which may have been filed with respect to personal property of each Company (under the actual name of, and any tradenames used by, each Company) in each jurisdiction in which each Company has personal property, (ii) upper and lower court judgment filings which may have been filed against each Company in each jurisdiction referred to in clause (i) above, and (iii) tax lien filings which may have been filed against each Company in each jurisdiction referred to in clause (i) above;

                  (l) the Borrower shall have paid all expenses of the Bank, including, without limitation, reasonable counsel fees, in connection with the preparation, execution and delivery of this Amendment and all other documents and instruments to be executed and delivered pursuant hereto or in connection herewith, and the transactions contemplated hereby; and

                  (m) all legal and other matters in connection with this Amendment and the transactions contemplated hereby shall be reasonably satisfactory to the Bank and its counsel.

         18. From and after the effectiveness hereof, and without limiting the generality of the Credit Documents, the Obligations secured by the Collateral pursuant to the Security Documents shall include, among other things, the Obligations of the Companies in connection with the Term Loan, including, without limitation, the Third Term Loan.

         19. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

         20. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts law.


                             [continued on page 14]

         21. Except as amended and otherwise modified hereby and by the other Amendment Documents, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                           E&B MARINE INC., a Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Senior Vice President and
                                      Chief Financial Officer


                           CENTRAL MARINE SUPPLY INC., a New Jersey corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer


                           E & B MARINE SUPPLY, INC., a New Jersey
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer

                           E & B MARINE SUPPLY, INC., a Maryland
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           E&B MARINE SUPPLY (FLORIDA) INC., a
                           Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           JAMES BLISS & CO., INC., a Massachusetts corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer

                           GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                           Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           SEA RANGER MARINE INC., a Delaware
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           KRISTA CORPORATION, a Delaware
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           UNITED JERSEY BANK



                           By:  /s/  BONNIE GERSHON
                              -----------------------------
                              Name:   Bonnie Gershon
                              Title:  Vice President



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